EXHIBIT 10.2

REVOLVING NOTE

$5,000,000.00	Chicago, Illinois February 6, 2009

On the Revolving Loan Maturity Date or on such earlier date as required by the Loan Agreement (as defined below), FOR VALUE RECEIVED, the undersigned (the “Borrowers”), jointly and severally, promise to pay to the order of The PrivateBank and Trust Company (the “Lender”) at Lender’s office at 120 South LaSalle Street, Chicago, Illinois 60603, or such other place as Lender may designate from time to time hereafter, the principal amount of Five Million and 00/100 Dollars ($5,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans made by Lender under the Revolving Loan pursuant to that certain Loan and Security Agreement dated of even date herewith by and among Borrowers and Lender (herein, as the same may be amended, modified or supplemented, the “Loan Agreement”) as shown on the Lender’s books and records. All capitalized terms used herein without definition shall have the same meanings herein as such terms are given in the Loan Agreement.

This Note evidences those certain Loans under the Revolving Loan Commitment made from time to time to Borrowers by Lender under the Loan Agreement, and Borrowers hereby promise to pay interest at the office described above on the Loans evidenced hereby at the rates and at the times and in the manner specified therefor in the Loan Agreement.

Repayments of principal hereon shall be recorded by the Lender on the Lender’s books and records.  Borrowers agree that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so recorded on a schedule to this Note or recorded on the books and records of the Lender shall, absent demonstrable error, be conclusive evidence of the amount of the Loans made by Lender to Borrowers and the interest and payments thereon.

This Note is issued by Borrowers under the terms and provisions of the Loan Agreement and is secured by, among other things, the Collateral and the Loan Documents and this Note and the holder hereof is entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof.  This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Loan Agreement.

All of Lender’s rights and remedies are cumulative and non-exclusive.  The acceptance by Lender of any partial payment made hereunder after the time when any of the Obligations hereunder become due and payable will not establish a custom, or waive any rights of Lender to enforce prompt payment thereof.  Lender’s failure to require strict performance by Borrowers of any provision of this Note shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith.  Any waiver of an Event of Default hereunder shall not suspend, waive or affect any other Event of Default hereunder.  Except as provided in the Loan Agreement, each Borrower and every endorser waives presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note.  Except as provided in the Loan Agreement, each Borrower further waives any and all notice or demand to which such Borrower might be entitled with respect to this Note by virtue of any applicable statute or law (to the extent permitted by law)

THIS NOTE SHALL BE DELIVERED AND ACCEPTED IN AND SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS (BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS) APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.  EACH OF THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE.  EACH OF THE BORROWERS FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS.  EACH OF THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

THE LENDER AND EACH OF THE BORROWERS, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE, THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR NOTE DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE LENDER AND ANY OF THE BORROWERS ARE ADVERSE PARTIES, AND EACH AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THIS PROVISION IS A MATERIAL

INDUCEMENT FOR THE LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWERS.

[signature page attached]

IN WITNESS WHEREOF, this Revolving Note has been duly executed as of the day and year first written above.

LIFEWAY FOODS, INC.

By:   /s/ Julie Smolyansky
Title:   President and CEO

FRESH MADE, INC.

By:   /s/ Edward Smolyansky
Title:    President

LFI ENTERPRISES, INC.

By:   /s/ Julie Smolyansky
Title:   President and CEO

HELIOS NUTRITION LIMITED

By:   /s/ Julie Smolyansky
Title:   President and CEO

PRIDE OF MAIN STREET DAIRY, LLC

By:   /s/ Julie Smolyansky
Title:   President and CEO

STARFRUIT, LLC

By:   /s/ Julie Smolyansky
Title:   President and CEO